EXHIBIT 10.1

LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of December 16, 2003 by and among SILICON VALLEY BANK (“Bank”), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and having a loan production office at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191 and MANUGISTICS GROUP, INC., a corporation organized under the laws of the State of Delaware whose address is 9715 Key West Avenue, Rockville, Maryland 20850 (the “Company”), MANUGISTICS, INC., a corporation organized under the laws of the State of Delaware whose address is 9715 Key West Avenue, Rockville, Maryland 20850, MANUGISTICS ATLANTA, INC., a corporation organized under the laws of the State of Delaware whose address is 9715 Key West Avenue, Rockville, Maryland 20850 and any Persons who are now or hereafter made parties to the Loan Agreement (as hereinafter defined) (each a “Borrower” and collectively, “Borrowers”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrowers to Lender, Borrowers are indebted to Lender pursuant to, among other documents, a Loan Agreement dated January 14, 2003, (as may be amended from time to time, the “Loan Agreement”). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Twenty Million Dollars ($20,000,000) (the “Revolving Facility”). Hereinafter, all indebtedness owing by Borrowers to Lender under the Revolving Facility shall be referred to as the “Indebtedness.” Capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to such terms in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness shall be secured by the Collateral upon the occurrence of a Financial Covenant Default as described in Section 4 of the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents securing repayment of the Indebtedness shall be referred to as the “Existing Loan Documents”.

3. MODIFICATIONS TO LOAN AGREEMENT.

The definition of “Revolving Maturity Date” set forth in Section 13.1 of the Loan Agreement is amended and restated in its entirety as follows:

"Revolving Maturity Date” is March 31, 2004.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWERS. Borrowers agree that they have no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Each Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrowers’ representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender’s agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrowers to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     This Loan Modification Agreement is executed as of the date first written above.

BORROWERS:

MANUGISTICS GROUP, INC.

By:	/s/ Raghavan Rajaji
Name: Raghavan Rajaji
Title: Executive Vice President and Chief Financial Officer

MANUGISTICS, INC.

By:	/s/ Raghavan Rajaji
Name: Raghavan Rajaji
Title: Executive Vice President and Chief Financial Officer
:

MANUGISTICS ATLANTA, INC.

By:	/s/ Raghavan Rajaji
Name: Raghavan Rajaji
Title: Executive Vice President and Chief Financial Officer
:

LENDER:

SILICON VALLEY BANK

By:	/s/ Megan Sheffel________________
Name: Megan Sheffel
Title: Vice President

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